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                                                                     EXHIBIT 4.4


NT

                           NAM TAI ELECTRONICS, INC.

           INCORPORATED UNDER THE LAWS OF THE BRITISH VIRGIN ISLANDS

                                                            CUSIP 629865 20 5


                                                             SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

THIS IS TO CERTIFY THAT




is the owner of


    FULLY PAID AND NON-ASSESSABLE COMMON SHARES, PAR VALUE $.01 PER SHARE OF

NAM TAI ELECTRONICS, INC. (herein called the "Corporation"), transferable only on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon the surrender of this certificate properly endorsed or assigned for transfer. This certificate and the shares represented hereby are issued and shall be subject to the laws of the British Virgin Islands and to the provisions of the Memorandum and Articles of Association of the Corporation as amended from time to time. This Certificate is not valid until countersigned by the Transfer Agent.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

  [SIG]                                         [SIG]
SECRETARY                                    PRESIDENT




COUNTERSIGNED AND REGISTERED:
  U.S. STOCK TRANSFER CORPORATION
    TRANSFER AGENT AND REGISTRAR

BY
               AUTHORIZED SIGNATURE


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                           NAM TAI ELECTRONICS, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common      UNIF GIFT MIN ACT --...... Custodian......
TEN ENT -- as tenants by the                             (Cust)         (Minor)
           entireties                                    under Uniform Gifts to
JT TEN  -- as joint tenants with                         Minors Act.............
           right of survivorship                                      (State)
           and not as tenants
           in common

    Additional abbreviations may also be used though not in the above list.


For value received,_____________________________________________hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE


_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated



                                       ________________________________________
                               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR, WITHOUT ALTERATION OR ANY
                                       CHANGE WHATEVER.

IMPORTANT: SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR A COMMERCIAL BANK OR A TRUST COMPANY.